Exhibit 99.2

Membership Interest Purchase Agreement

ASSIGNMENT OF MEMBERSHIP INTERESTS, ASSUMPTION OF OBLIGATIONS, AGREEMENT TO BE BOUND BY LIMITED LIABILITY COMPANY OPEARTING AGREEMENT AND ADMISSION OF MEMBER

THIS ASSIGNMENT OF MEMBERSHIP INTERESTS, ASSUMPTION OF OBLIGATIONS, AGREEMENT TO BE BOUND BY LIMITED LIABILITY COMPANY OPERATING AGREEMENT AND ADMISSION OF MEMBER (the “Agreement”) is made and entered into as of July 21, 2014, by and among Daniel Unsworth (the “Assignor”), Brawnstone Security CO, Inc., a Colorado Corporation (the “Assignee”), and Brawnstone Security, LLC (the “Company”).

RECITALS

A. The Assignor is the owner of all of the membership interests (the “Membership Interest”) in Company, formed pursuant to the terms of that certain Limited Liability Company Operating Agreement of Brawnstone Security, LLC, dated as of July 17, 2014, (the “Operating Agreement”).

B. Pursuant to the terms of the Operating Agreement, the Assignor has agreed to convey 70% of his Membership Interest to the Assignee, including, without limitation, all of such Assignor’s rights to receive distributions from the Company, all as more specifically set forth below and in the Operating Agreement.

C. The parties hereto desire to enter into this Agreement pursuant to which the Assignors will sell, assign and convey their Membership Interests in the Company to the Assignee, and the Assignee will be admitted as a substituted member in the Company.

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignment of Membership Interests.  The Assignor hereby sells, assigns, transfers and conveys to the Assignee all right, title and interest in and to 70% of the Membership Interest (the “Acquired Interest”), including, without limitation, all of the Assignors’ rights and obligations as Members of the Company in the Acquired Interest.

2. Assumption of Obligations.  The Assignee hereby accepts the assignment of the rights and interests described herein and hereby expressly assumes all liabilities and obligations pertaining to the Acquired Interest.

3. Agreement to be Bound by the Operating Agreement.  The Assignee agrees to be bound by the terms of the Operating Agreement (as the same may be amended from time to time), and the Assignee hereby assumes all of the liabilities and obligations of the Assigned Interest under the terms of the Operating Agreement.

4. Payment by Assignee.  In consideration of the assignment of the Membership Interest by the Assignor to the Assignee, the Assignor is hereby accepting payment of $160,000 as prescribed by that certain Membership Interest Purchase Agreement dated July 21, 2014 by and among THE 420 DEVELOPMENT CORPORATION and its wholly-owned subsidiary Brawnstone Security CO, Inc., DANIEL UNSWORTH and BRAWNSTONE SECURITY, LLC.

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5. Admission of Assignee as Member.  The Assignee is hereby admitted as a member of the Company and is the owner of 70% of Membership Interests of the Company.

6. Representations and Warranties of the Assignor.  Daniel Unsworth hereby represents and warrants to the Assignee as follows:

a. Daniel Unsworth has the full power and authority to enter into this Agreement.

b. The Assignor is the sole and lawful owner of the Membership Interest and has not pledged, assigned or otherwise granted any interest in his Membership Interest to any other party.

7. Execution of Additional Documents.  The parties hereto hereby agree to execute and deliver or cause to be executed and delivered such other documents and instruments as may be required to effect the purpose and intent of the transactions contemplated by this Agreement.

8. Execution in Counterparts.  This Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument.

9. Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Assignors, the Assignee and the Company have caused this Agreement to be executed and delivered as of the date first above written.